ALLOWANCE FOR IMPAIRMENT LOSSES ON LOANS AND RECEIVABLES	12 Months Ended
Dec. 31, 2017
Disclosure of allowance for credit losses [text block] [Abstract]
Disclosure of allowance for credit losses [text block]

NOTE 20: ALLOWANCE FOR IMPAIRMENT LOSSES ON LOANS AND RECEIVABLES

Critical accounting estimates and judgements

The allowance for impairment losses on loans and receivables is management’s best estimate of losses incurred in the portfolio at the balance sheet date. In determining the required level of impairment provisions, the Group uses the output from various statistical models. Management judgement is required to assess the robustness of the outputs from these models and, where necessary, make appropriate adjustments. Impairment allowances are made up of two components, those determined individually and those determined collectively.

Individual impairment allowances are generally established against the Group’s commercial lending portfolios. Assets are reviewed on a regular basis and those showing potential or actual vulnerability are placed on a watchlist where greater monitoring is undertaken and any adverse or potentially adverse impact on ability to repay is used in assessing whether an asset should be transferred to a dedicated Business Support Unit. Specific examples of trigger events that could lead to the initial recognition of impairment allowances against lending to corporate borrowers (or the recognition of additional impairment allowances) include (i) trading losses, loss of business or major customer of a borrower; (ii) material breaches of the terms and conditions of a loan facility, including non-payment of interest or principal, or a fall in the value of security such that it is no longer considered adequate; (iii) disappearance of an active market because of financial difficulties; or (iv) restructuring a facility with preferential terms to aid recovery of the lending (such as a debt for equity swap).

For such individually identified financial assets, a review is undertaken of the expected future cash flows which requires significant management judgement as to the amount and timing of such cash flows. Where the debt is secured, the assessment reflects the expected cash flows from the realisation of the security, net of costs to realise, whether or not foreclosure or realisation of the collateral is probable. The determination of individual impairment allowances requires the exercise of considerable judgement by management involving matters such as local economic conditions and the resulting trading performance of the customer, and the value of the security held, for which there may not be a readily accessible market. The actual amount of the future cash flows and their timing may differ significantly from the assumptions made for the purposes of determining the impairment allowances and consequently these allowances can be subject to variation as time progresses and the circumstances of the customer become clearer.

Collective impairment allowances are generally established for smaller balance homogenous portfolios such as the retail portfolios. For these portfolios the asset is included in a group of financial assets with similar risk characteristics and collectively assessed for impairment. Segmentation takes into account factors such as the type of asset, industry sector, geographical location, collateral type, past-due status and other relevant factors. These characteristics are relevant to the estimation of future cash flows for groups of such assets as they are indicative of the borrower’s ability to pay all amounts due according to the contractual terms of the assets being evaluated.

Generally, the impairment trigger used within the impairment calculation for a loan, or group of loans, is when they reach a pre-defined level of delinquency or where the customer is bankrupt. Loans where the Group provides arrangements that forgive a portion of interest or principal are also deemed to be impaired and loans that are originated to refinance currently impaired assets are also defined as impaired.

In respect of the Group’s secured mortgage portfolios, the impairment allowance is calculated based on a definition of impaired loans which are those six months or more in arrears (or certain cases where the borrower is bankrupt or is in possession). The estimated cash flows are calculated based on historical experience and are dependent on estimates of the expected value of collateral which takes into account expected future movements in house prices, less costs to sell.

For unsecured personal lending portfolios, the impairment trigger is generally when the balance is two or more instalments in arrears or where the customer has exhibited one or more of the impairment characteristics set out above. While the trigger is based on the payment performance or circumstances of each individual asset, the assessment of future cash flows uses historical experience of cohorts of similar portfolios such that the assessment is considered to be collective. Future cash flows are estimated on the basis of the contractual cash flows of the assets in the cohort and historical loss experience for similar assets. The methodology and assumptions used for estimating future cash flows are reviewed regularly by the Group to reduce any differences between loss estimates and actual loss experience. The collective impairment allowance is also subject to estimation uncertainty and in particular is sensitive to changes in economic and credit conditions, including the interdependency of house prices, unemployment rates, interest rates, borrowers’ behaviour, and consumer bankruptcy trends. It is, however, inherently difficult to estimate how changes in one or more of these factors might impact the collective impairment allowance.

The value of collateral supporting the Group’s UK mortgage portfolio is estimated by applying changes in the house price indices to the original assessed value of the property. Given the relative size of the portfolio, this is a key variable in determining the Group’s impairment charge for loans and receivables. If  average house prices were ten per cent lower than those estimated at 31 December 2017, the impairment charge would increase by  approximately £200 million in respect of UK mortgages.

In addition, the collective provision also includes provision for losses that have been incurred but have not been separately identified at the balance sheet date. The loans that are not currently recognised as impaired are grouped into homogenous portfolios by key risk drivers. Risk drivers for secured retail lending include the current indexed loan-to-value, previous mortgage arrears, internal cross-product delinquency data and external credit bureau data; for unsecured retail lending they include whether the account is up-to-date and, if not, the number of payments that have been missed; and for commercial lending they include factors such as observed default rates and loss given default. An assessment is made of the likelihood of assets being impaired at the balance sheet date and being identified subsequently; the length of time taken to identify that an impairment event has occurred is known as the loss emergence period. The loss emergence period is determined by local management for each portfolio and the Group has a range of loss emergence periods which are dependent upon the characteristics of the portfolios. Loss emergence periods are reviewed regularly and updated when appropriate. In general the periods used across the Group vary between one month and 12 months based on historical experience. Unsecured portfolios tend to have shorter loss emergence periods than secured portfolios. This provision is sensitive to changes in the loss emergence period. Management use a significant level of judgement when determining the collective unidentified impairment provision, including the assessment of the level of overall risk existing within particular sectors and the impact of the low interest rate environment on loss emergence periods. In the Commercial Banking division, an increase of one month in the loss emergence period in respect of the loan portfolio assessed for collective unidentified impairment provisions would result in an increase in the collective unidentified impairment provision of approximately £25 million (2016: £33 million).

	2017			2016
	Loans and advances to customers £m	Debt securities £m	Total £m	Loans and advances to customers £m	Debt securities £m	Total £m
At 1 January	2,412	76	2,488	3,033	97	3,130
Exchange and other adjustments	132	–	132	69	–	69
Advances written off	(1,499)	(44)	(1,543)	(2,111)	(22)	(2,133)
Recoveries of advances written off in previous years	482	–	482	861	1	862
Unwinding of discount	(23)	–	(23)	(32)	–	(32)
Charge (release) to the income statement (note 12)	697	(6)	691	592	–	592
At 31 December	2,201	26	2,227	2,412	76	2,488

Of the total allowance in respect of loans and advances to customers, £1,772 million (2016: £1,876 million) related to lending that had been determined to be impaired (either individually or on a collective basis) at the reporting date.

Of the total allowance in respect of loans and advances to customers, £1,201 million (2016: £1,208 million) was assessed on a collective basis.